Putnam PanAgora Risk Parity Fund
The fund's consolidated portfolio
5/31/21 (Unaudited)

SHORT-TERM INVESTMENTS (99.5%)(a)
		Principal amount/ shares	Value
State Street Institutional Treasury Plus Money Market Fund, Investor Class 0.01%(P)	Shares	17,471,324	$17,471,324
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%(PAN)(P)	Shares	2,667,339	2,667,339
U.S. Treasury Bills 0.05%, 9/16/21(SEG)(PAN)		$25,400,000	25,399,244

Total short-term investments (cost $45,535,152)			$45,537,907
TOTAL INVESTMENTS

Total investments (cost $45,535,152)			$45,537,907

FUTURES CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange index (Long)	3	$519,017	$518,586	Jun-21	$3,441
Australian Government Treasury Bond 10 yr (Long)	49	5,294,939	5,286,462	Jun-21	54,611
Bloomberg Commodity Index (Long)##	1,361	12,633,510	12,616,470	Jun-21	937,538
Canadian Government Bond 10 yr (Long)	42	5,015,107	5,011,978	Sep-21	11,739
DAX Index (Long)	1	473,146	469,915	Jun-21	25,217
Euro-Bobl 5 yr (Long)	27	4,436,335	4,435,675	Jun-21	(11,902)
Euro-BTP Italian Government Bond (Long)	10	1,796,738	1,796,493	Jun-21	(17,700)
Euro-Bund 10 yr (Long)	11	2,279,567	2,279,566	Jun-21	(24,702)
Euro-Buxl 30 yr (Long)	4	980,340	982,876	Jun-21	(38,542)
FTSE 100 Index (Long)	7	697,630	697,718	Jun-21	33,742
Hang Seng Index (Long)	3	562,907	559,690	Jun-21	12,787
IBEX 35 Index (Long)	3	337,468	334,168	Jun-21	(46)
Japanese Government Bond 10 yr (Long)	10	13,787,044	13,789,776	Jun-21	42,687
MSCI Emerging Markets Index (Long)	29	1,973,134	1,973,305	Jun-21	35,366
OMXS 30 Index (Long)	13	353,087	351,333	Jun-21	(37)
Russell 2000 Index E-Mini (Long)	29	3,290,009	3,289,470	Jun-21	(101,096)
S&P 500 Index E-Mini (Long)	30	6,306,165	6,303,600	Jun-21	365,911
S&P/TSX 60 Index (Long)	4	787,782	780,498	Jun-21	43,347
SPI 200 Index (Long)	5	691,835	690,534	Jun-21	41,480
Tokyo Price Index (Long)	3	531,918	526,745	Jun-21	7,345
U.K. Gilt 10 yr (Long)	28	5,056,431	5,056,433	Sep-21	7,506
U.S. Treasury Bond 30 yr (Long)	43	6,730,844	6,730,844	Sep-21	5,183
U.S. Treasury Note 10 yr (Long)	98	12,929,875	12,929,875	Sep-21	317
U.S. Treasury Note 2 yr (Long)	106	23,397,844	23,397,844	Sep-21	5,635
U.S. Treasury Note 5 yr (Long)	109	13,499,820	13,499,820	Sep-21	11,739

Unrealized appreciation					1,645,591

Unrealized (depreciation)					(194,025)

Total					$1,451,566
## Held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary.

Notes to the fund's consolidated portfolio
Unless noted otherwise, the notes to the fund's consolidated portfolio are for the close of the fund's reporting period, which ran from September 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $45,770,933.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $3,399,898.
(P)	A portion of these securities were purchased with cash that was pledged to the fund for collateral on certain futures contracts. Collateral at period end totaled $1,372,647.
(PAN)	A portion of this holding is held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary, valued at $5,067,268.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to provide exposure to equity securities, fixed-income securities and commodities.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Short-term investments	$20,138,662	$25,399,245	$—

Totals by level	$20,138,662	$25,399,245	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$1,451,566	$—	$—

Totals by level	$1,451,566	$—	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	2,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com